                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.



             Signature              Title       Date
             ---------              -----       ----



     /s/ Stephen B. Timbers         Trustee     January 17, 1996
   ---------------------------

                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.


             Signature              Title       Date
             ---------              -----       ----



     /s/ James E. Akins             Trustee     January 17, 1996
   --------------------------

                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.



             Signature              Title       Date
             ---------              -----       ----


     /s/ Arthur R. Gottschalk       Trustee     January 17, 1996
   --------------------------

                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.



             Signature              Title       Date
             ---------              -----       ----


     /s/ Frederick T. Kelsey        Trustee     January 17, 1996
   --------------------------

                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.



             Signature              Title       Date
             ---------              -----       ----


     /s/ Fred B. Renwick            Trustee     January 17, 1996
   --------------------------

                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.


             Signature              Title       Date
             ---------              -----       ----


     /s/ John B. Tingleff           Trustee     January 17, 1996
   --------------------------

                               POWER OF ATTORNEY
                               -----------------


        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Investors Fund.



             Signature              Title       Date
             ---------              -----       ----

     /s/ John G. Weithers           Trustee     January 17, 1996
   --------------------------